 T. ROWE PRICE
--------------------------------------------------------------------------------
Tax-Exempt Money Fund


 Supplement to prospectus dated July 1, 2000
--------------------------------------------------------------------------------
 Effective March 1, 2001, the Portfolio Management paragraph on page 22 of the prospectus will be replaced with the following:

 Tax-Exempt Money Fund Joseph K. Lynagh, Chairman, M. Helena Condez, T. Dylan Jones, Marcy M. Lash, Mary J. Miller, William T. Reynolds, and Edward A. Wiese. Mr. Lynagh has been chairman of the fund's committee since 2000. He joined T. Rowe Price in 1991 and has worked within the Municipal Department since 1994.
--------------------------------------------------------------------------------
 The date of this supplement is March 1, 2001.
--------------------------------------------------------------------------------

 C03-041 3/1/01